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                                                                  EXHIBIT 99.02
                         NOTICE OF GUARANTEED DELIVERY

                                 FOR TENDER OF

                         11 1/4% SENIOR NOTES DUE 2008

                                      OF

                          EXODUS COMMUNICATIONS, INC.

     THIS NOTICE OF GUARANTEED DELIVERY, OR ONE SUBSTANTIALLY EQUIVALENT TO THIS FORM, MUST BE USED TO ACCEPT THE EXCHANGE OFFER (AS DEFINED BELOW) IF (I) CERTIFICATES FOR THE COMPANY'S (AS DEFINED BELOW) 11 1/4% SENIOR NOTES DUE 2008 (THE "OLD NOTES") ARE NOT IMMEDIATELY AVAILABLE, (II) THE OLD NOTES, THE LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS CANNOT BE DELIVERED TO CHASE MANHATTAN BANK AND TRUST COMPANY, NATIONAL ASSOCIATION (THE "EXCHANGE AGENT") ON OR PRIOR TO THE EXPIRATION DATE (AS DEFINED IN THE PROSPECTUS REFERRED TO BELOW) OR (III) THE PROCEDURES FOR DELIVERY BY BOOK- ENTRY TRANSFER CANNOT BE COMPLETED ON A TIMELY BASIS. THIS NOTICE OF GUARANTEED DELIVERY MAY BE DELIVERED BY HAND, OVERNIGHT COURIER OR MAIL, OR TRANSMITTED BY FACSIMILE TRANSMISSION, TO THE EXCHANGE AGENT. SEE "THE EXCHANGE OFFER--PROCEDURES FOR TENDERING OLD NOTES" IN THE PROSPECTUS.

                 THE EXCHANGE AGENT FOR THE EXCHANGE OFFER IS:

          CHASE MANHATTAN BANK AND TRUST COMPANY, NATIONAL ASSOCIATION

                      BY MAIL, OVERNIGHT DELIVERY OR HAND:

          CHASE MANHATTAN BANK AND TRUST COMPANY, NATIONAL ASSOCIATION
                       101 CALIFORNIA STREET, SUITE 2725
                            SAN FRANCISCO, CA 94111
                               ATTN: CECIL BOBEY
                                TRUST DEPARTMENT
          (EXODUS COMMUNICATIONS, INC., 11 1/4% SENIOR NOTES DUE 2008)

                  TO CONFIRM BY TELEPHONE OR FOR INFORMATION:
                                  415-954-9581

                            FACSIMILE TRANSMISSIONS:
                                  415-693-8850
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     IN ADDITION, IN ORDER TO UTILIZE THE GUARANTEED DELIVERY PROCEDURE TO
TENDER OLD NOTES PURSUANT TO THE EXCHANGE OFFER, A COMPLETED, SIGNED AND DATED LETER OF TRANSMITTAL RELATING TO THE OLD NOTES (OR FACSIMILE THEREOF) MUST ALSO BE RECEIVED BY THE EXCHANGE AGENT ON OR PRIOR TO THE EXPIRATION DATE. CAPITALIZED TERMS NOT DEFINED HEREIN HAVE THE MEANINGS ASSIGNED TO THEM IN THE PROSPECTUS.

     DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS NOTICE OF GUARANTEED DELIVERY VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

     THIS NOTICE OF GUARANTEED DELIVERY IS NOT TO BE USED TO GUARANTEE SIGNATURES. IF A SIGNATURE ON A LETTER OF TRANSMITTAL IS REQUIRED TO BE GUARANTEED BY AN "ELIGIBLE INSTITUTION" UNDER THE INSTRUCTIONS THERETO, SUCH SIGNATURE GUARANTEE MUST APPEAR IN THE APPLICABLE SPACE PROVIDED IN THE SIGNATURE BOX ON THE LETTER OF TRANSMITTAL.

Ladies and Gentlemen:

     The undersigned hereby tenders to Exodus Communications, Inc., a Delaware corporation (the "Company"), upon the terms and subject to the conditions set forth in the prospectus dated ____________, 1999 (as the same may be amended or supplemented from time to time, the "Prospectus") and the related Letter of Transmittal (which together constitute the "Exchange Offer"), receipt of which is hereby acknowledged, the aggregate principal amount of Old Notes set forth below pursuant to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer--Procedures for Tendering Old Notes."

                       DESCRIPTION OF OLD NOTES TENDERED

Name(s), Address(es) and Area Code(s) and Telephone Number(s) of
Registered Holder(s):

_______________________________________________________________________________

_______________________________________________________________________________

Certificate Number(s) (if available):
                                     __________________________________________
Aggregate Principal Amount Tendered: $
                                     __________________________________________
Signature(s):
             __________________________________________________________________

_______________________________________________________________________________


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If Old Notes will be tendered by book-entry transfer, please provide the following information:

Name of Tendering Institution:
                              _________________________________________________
DTC Account Number:
                   ____________________________________________________________
Date:
     __________________________________________________________________________
Transaction Code Number:
                       ________________________________________________________

                     THE GUARANTEE BELOW MUST BE COMPLETED
                                   GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

     The undersigned, a firm or other entity identified in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, as an "eligible guarantor institution," including (as such terms are defined therein) (i) a bank; (ii) a broker, dealer, municipal securities broker or dealer or government securities broker or dealer; (iii) a credit union; (iv) a national securities exchange, registered securities association or clearing agency; or (v) a savings association that is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program (each of the foregoing being referred to as an "Eligible Institution"), hereby guarantees to deliver to the Exchange Agent, at its address set forth above, either the Old Notes tendered hereby in proper form for transfer, or confirmation of the book-entry transfer of such Old Notes to the Exchange Agent's account at The Depository Trust Company ("DTC"), pursuant to the procedures for book-entry transfer set forth in the Prospectus, in either case together with one or more properly completed and duly executed Letter(s) of Transmittal (or facsimile thereof) and any other required documents within three New York Stock Exchange trading days after the date of execution of this Notice of Guaranteed Delivery.

     The undersigned acknowledges that it must deliver the Letter(s) of Transmittal and the Old Notes tendered hereby to the Exchange Agent within the time period set forth above and that failure to do so could result in a financial loss to the undersigned.



Name of Firm:                          Authorized Signature:

__________________________________     __________________________________
Address:                               Name (Please Print):

__________________________________     __________________________________
                                       Capacity or Title:
__________________________________     __________________________________

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__________________________________     _________________________________

__________________________________     _________________________________
Area Code and Telephone Number:        Date:

__________________________________     _________________________________

     NOTE: DO NOT SEND OLD NOTES WITH THIS NOTICE OF GUARANTEED DELIVERY.
ACTUAL SURRENDER OF OLD NOTES MUST BE MADE PURSUANT TO, AND BE ACCOMPANIED BY, A PROPERLY COMPLETED AND DULY EXECUTED LETTER OF TRANSMITTAL AND ANY OTHER REQUIRED DOCUMENTS.

     No person has been authorized to give any information or to make any representations in connection with this offering other than those contained in the Prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Company. Neither the delivery of this Prospectus nor any exchange of Old Notes for New Notes made hereunder shall, under any circumstances, create any implication that there has been no change in the affairs of the Company since the date hereof or that the information contained herein is correct as of any time subsequent to its date. This Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any securities other than the securities to which it relates. This Prospectus does not constitute an offer to sell or the solicitation of an offer to buy such securities in any circumstances in which such offer or solicitation is unlawful.

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